                                    AMENDMENT TO
                                CINCINNATI BELL INC.
                        EXECUTIVE DEFERRED COMPENSATION PLAN




     Section 2.1.9 of the Cincinnati Bell Inc. Executive Deferred Compensation Plan is hereby amended, effective January 1, 1996, to read as follows:

            2.1.9 "Key Employee" means, with respect to any calendar year, an Employee whose base pay and target bonus for the 12-month period immediately preceding the calendar year total at least $150,000 and who has been designated by the Employee's Company as a "Key Employee" for the calendar year.

     IN WITNESS WHEREOF, the Compensation Committee of the Board of Directors of Cincinnati Bell Inc. has caused its name to be subscribed on the 11th day of December, 1995.



                                        COMPENSATION COMMITTEE OF THE
                                        BOARD OF DIRECTORS OF
                                        CINCINNATI BELL INC.



                                        BY:  (s) James D. Kiggen
                                           ----------------------------